UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

The Arena Group Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

The Arena Group Holdings, Inc.

Annual Meeting of Stockholders

December 17, 2025

Notice and Proxy Statement

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NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

To Be Held On Thursday, December 17, 2025

Dear Fellow Arena Group Stockholders:	November 19, 2025

It is our pleasure to invite you to this year’s Annual Meeting of the Stockholders of The Arena Group Holdings Inc. (the “Annual Meeting”). This year, the Annual Meeting will be held on Wednesday, December 17, 2025 at 12:00 p.m., Eastern Time, in a virtual meeting format only. There will be no physical location for stockholders to attend the Annual Meeting. Stockholders will be able to listen and vote, regardless of their physical location, by logging on to https://meetings.lumiconnect.com/200-480-364-986 using the meeting password and the 11-digit control number found in the proxy materials previously distributed to you. The password for the meeting is agh2025. If you hold your shares through an intermediary, such as a bank, broker, or other nominee, you must register in advance to attend the Annual Meeting. To register, you must submit proof of your “legal proxy” obtained from your bank, broker, or nominee reflecting your holdings, along with your name and email address, to Equiniti Trust Company, LLC: (i) by email to proxy@equiniti.com; (ii) by facsimile to 718.765.8730; or (iii) by mail to Equiniti Trust Company, LLC, Attn: Proxy Tabulation Department, 1110 Centre Pointe Curve Suite 101, Mendota Heights MN 55120. Please reference “Arena Group 2025 Annual Meeting December 17, 2025” in the subject line. Obtaining a “legal proxy” may take several days and stockholders are advised to register as far in advance as possible. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on December 7, 2025. You will receive a confirmation email from Equiniti Trust Company, LLC of your registration. If you plan to participate in the Annual Meeting, please see the section titled “Instructions for the Virtual Annual Meeting” in the attached Proxy Statement. The purpose of the Annual Meeting is to vote on the following:

1.	To elect three directors to our Board of Directors;

2.	To ratify the selection of BDO USA, P.C. as our independent registered public accounting firm for the year ending December 31, 2025; and

3.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Only stockholders of record at the close of business on November 5, 2025 will be entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. The enclosed Notice and Proxy Statement contain details concerning the foregoing items and any other business to be conducted at the Annual Meeting, as well as information on how to vote your shares. Other detailed information about us and our operations, including our audited financial statements, are included in our Annual Report on Form 10-K for the year ended December 31, 2024 (the “Annual Report”), a copy of which is enclosed. We urge you to read and consider these documents carefully.

Your vote Is very important. Whether or not you expect to participate in the Annual Meeting, we urge you to cast your vote and submit your proxy in advance of the Annual Meeting. You can vote by Internet or mail as follows:

By Internet	By Mail
Visit www.voteproxy.com	Sign, date, and return the enclosed proxy card or voting instruction form

/s/ Paul Edmondson
Chief Executive Officer

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THE ARENA GROUP HOLDINGS, INC.

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

To be held Wednesday, December 17, 2025

This Proxy Statement (this “Proxy Statement”), and the enclosed proxy card, is solicited by the Board of Directors (our “Board”) of The Arena Group Holdings, Inc., a Delaware corporation, for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, December 17, 2025 at 12:00 p.m., Eastern Time, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be a completely virtual meeting of stockholders conducted via live audio webcast to enable our stockholders to participate from anywhere. You will be able to virtually attend the Annual Meeting by logging on to https://meetings.lumiconnect.com/200-480-364-986 using the meeting password and the 11-digit control number found in the proxy materials previously distributed to you. The password for the meeting is agh2025. If you hold your shares through an intermediary, such as a bank, broker, or other nominee, you must register in advance to attend the Annual Meeting. To register, you must submit proof of your “legal proxy” obtained from your bank, broker, or nominee reflecting your holdings, along with your name and email address, to Equiniti Trust Company, LLC: (i) by email to proxy@equiniti.com; (ii) by facsimile to 718.765.8730; or by mail to Equiniti Trust Company, LLC, Attn: Proxy Tabulation Department, 1110 Centre Pointe Curve Suite 101, Mendota Heights MN 55120. Please reference “Arena Group Annual Meeting December 17, 2025” in the subject line. Obtaining a “legal proxy” may take several days and stockholders are advised to register as far in advance as possible. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on December 7, 2025. You will receive a confirmation email from Equiniti Trust Company, LLC of your registration.

References in this Proxy Statement to “The Arena Group Holdings,” “Arena Group,” “we,” “us,” “our,” or the “Company” refers to The Arena Group Holdings, Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, DECEMBER 12, 2024.

This Proxy Statement, the enclosed proxy card, and the Annual Report on Form 10-K for the fiscal year ended on December 31, 2024 (the “Annual Report”) are all available at www.astproxyportal.com/ast/26433. With respect to the Annual Meeting and all of our future stockholder meetings, please contact our Investor Relations Department, at aren@fnkir.com, or investorrelations@thearenagroup.net, to request a copy of this Proxy Statement, Annual Report, or proxy card, or to obtain information regarding such meeting.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND PROCEDURAL MATTERS

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own and are entitled to vote. The person you designate is your “proxy,” and, by submitting a proxy card, you give the proxy the authority to vote your shares. We have designated Paul Edmondson, Chief Executive Officer, and Geoffrey Wait, Principal Financial Officer, as proxies for the Annual Meeting.

Why am I receiving these materials?

You are receiving these proxy materials because our Board is soliciting your proxy to vote at the Annual Meeting for the purposes set forth herein. This Proxy Statement provides you with information on the matters to be voted on at the Annual Meeting as well as instructions on how to vote.

We intend to begin mailing this Proxy Statement and accompanying proxy card on or about November 19, 2025, to all stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting?

You can vote if, as of the close of business on Wednesday, November 5, 2025 , 2025 (the “Record Date”), you were a stockholder of record of the Company’s common stock, par value $0.01 per share (our “Common Stock”), our only class of voting stock issued and outstanding. On the Record Date, there were 47,578,485 shares of our Common Stock issued and outstanding.

Stockholder of Record: Shares Registered in Your Name

If on the Record Date, your shares were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the Annual Meeting or vote by proxy. Whether or not you plan to participate in the virtual Annual Meeting, we urge you to vote through the Internet prior to the Annual Meeting to ensure your vote is counted. Even if you vote by proxy, you may still vote at the virtual Annual Meeting. In order to virtually attend the Annual Meeting, please log on to https://meetings.lumiconnect.com/200-480-364-986 using the meeting password and the 11-digit control number found in the proxy materials previously distributed to you. The password for the meeting is agh2025.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. If you do not direct your broker how to vote your shares, the broker will be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote the shares with respect to “non-discretionary” items (resulting in a “broker non-vote”). The ratification of the appointment of our independent registered public accounting firm, BDO USA, P.C. (“BDO”), under Proposal No. 2, is a “discretionary” matter. The election of directors under Proposal No. 1 is a “non-discretionary” matter.

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You are also invited to virtually participate in the Annual Meeting. However, since you are not the stockholder of record, you must register in advance to attend the Annual Meeting. To register, you must submit proof of your “legal proxy” obtained from your bank, broker, or nominee reflecting your holdings, along with your name and email address, to Equiniti Trust Company, LLC: (i) by email to proxy@equiniti.com; (ii) by facsimile to 718.765.8730; or (iii) by mail to Equiniti Trust Company, LLC, Attn: Proxy Tabulation Department, 1110 Centre Pointe Curve Suite 101, Mendota Heights MN 55120. Please reference “Arena Group Annual Meeting” in the subject line. Obtaining a “legal proxy” may take several days and stockholders are advised to register as far in advance as possible. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on December 7, 2025. You will receive a confirmation email from Equiniti Trust Company, LLC of your registration.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Common Stock you owned as of the Record Date.

What am I voting on?

The following matters are scheduled for the Annual Meeting: (i) the election of three directors to our Board, and (ii) the ratification of the selection of BDO as our independent registered public accounting firm for the year ending December 31, 2025. A vote may also be held on any other business as may properly come before the Annual Meeting or any postponement or adjournment thereof, although there is no other business anticipated to come before the Annual Meeting.

What are abstentions, withholds, and “broker non-vote” and their effects on voting?

Abstentions (i.e., shares of our Common Stock present at the Annual Meeting and marked “abstain”) are counted for purposes of determining whether a quorum is present and are deemed to be shares present or represented by proxy and entitled to vote. Abstentions will have no effect on Proposal No. 1 and the same effect as a vote against Proposal No. 2.

A withhold vote, in the case of Proposal No. 1, will have no effect on the outcome of the proposal and will not prevent a candidate from being elected in an uncontested election.

Brokers have limited discretionary authority to vote shares that are beneficially owned and, therefore, are not entitled to vote on non-routine matters in the absence of voting instructions from the beneficial owner of such shares. “Broker non-votes” occur when shares of our Common Stock held by a broker, bank, trustee, or other nominee for a beneficial owner are not voted either because (i) the broker, bank, trustee, or other nominee did not receive voting instructions from the beneficial owner, or (ii) the broker, bank, trustee, or other nominee lacked discretionary authority to vote the shares. Broker non-votes are counted for purposes of determining whether a quorum is present. Brokers have discretionary authority to vote shares that are beneficially owned only on Proposal No. 2 at the Annual Meeting. Note that if you are a beneficial holder and do not provide specific voting instructions to your broker, bank, trustee, or other nominee, the broker, bank, trustee, or other nominee that holds shares of our Common Stock will not be authorized to vote on Proposal No. 1. Accordingly, we encourage you to provide voting instructions to your broker, bank, trustee, or other nominee, whether or not you plan to attend the Annual Meeting.

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What are my voting choices for each of the items to be voted on at the Annual Meeting?

Proposal No.	Board Recommendation	Voting Choices		Vote Required for Adoption	Effect of Absentions/ Withholds	Effect of Broker Non- Votes
1 – Election of Director Nominees	FOR ALL nominees	●	Vote “For All” to vote for all of the nominees listed	Plurality of the votes present virtually or by proxy and entitled to vote at the Annual Meeting, which means that the seven nominees who receive the highest number of shares voted “for” their election will be elected	No effect	No effect
		●	Vote “Withhold All” to withhold your vote for all of the nominees listed
		●	Vote “For All Except” to vote for all of the nominees listed except one or more of the nominees you specify

2 – Ratification of the Appointment of BDO as our Independent Registered Public Accounting Firm for the Year Ending December 31, 2025	FOR	●	Vote “For” the ratification of the appointment	Approved if a majority of the voting power of the shares of Common Stock present virtually or represented by proxy and entitled to vote, vote “for” the proposal	Treated as votes against proposal	Discretionary Vote (no broker-non votes expected)
		●	Vote “Against” the ratification of the appointment Abstain from voting on this proposal

Information about cumulative voting

Cumulative voting is not permitted under our Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”).

Are there interests of certain persons in matters to be acted upon?

No person who has been a director or officer of ours at any time since the beginning of fiscal 2024, a director nominee, or any associate of any such persons, has any substantial interest, direct or indirect, in any of the proposals to be voted upon that differs from that of other stockholders, other than: (i) Proposal No. 1, the election of directors.

Instructions for the Virtual Annual Meeting

Participating in the Virtual Annual Meeting

This year’s Annual Meeting will be a virtual annual meeting. There will be no physical meeting location. A virtual meeting format offers the same participation opportunities as those opportunities available to stockholders at in-person meetings. Stockholders will be able to listen and vote. To participate in the Annual Meeting, you must log on to https://meetings.lumiconnect.com/200-480-364-986 using the meeting password and the 11-digit control number found in the proxy materials distributed to you. The password for the meeting is agh2025. For registered stockholders, your 11-digit control number can be found on the proxy card. If you hold your shares beneficially through a bank or broker, you must register in advance to attend the Annual Meeting. To register, you must submit proof of your “legal proxy” obtained from your bank, broker, or nominee reflecting your holdings, along with your name and email address, to Equiniti Trust Company, LLC: (i) by email to proxy@equiniti.com; (ii) by facsimile to 718.765.8730; or (iii) by mail to Equiniti Trust Company, LLC, Attn: Proxy Tabulation Department, 1110 Centre Pointe Curve Suite 101, Mendota Heights MN 55120. Please reference “Arena Group Annual Meeting December 17, 2025” in the subject line. Obtaining a “legal proxy” may take several days and stockholders are advised to register as far in advance as possible. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on December 7, 2025. You will receive a confirmation email from Equiniti Trust Company, LLC of your registration.

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The Annual Meeting will begin promptly at 12:00 p.m., Eastern Time, on Thursday, December 17, 2025. We encourage you to access the virtual meeting website prior to the start time. Online check-in will begin 60 minutes prior to the start of the Annual Meeting. You should allow ample time to ensure your ability to access the meeting. The Chairman of the Annual Meeting has broad authority to conduct the Annual Meeting in an orderly manner.

What if I have technical difficulties or trouble accessing the virtual Annual Meeting website during the check-in time or during the Annual Meeting?

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please click on the “Help” icon button in the virtual meeting platform for assistance.

How do I vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote using the following methods:

●	By Internet. To vote by proxy via the Internet, simply follow the instructions described on the proxy card.

●	By Mail. To vote by mail using the proxy card, simply complete, sign, and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

●	In Person. To vote in person, follow the instructions to participate in the Annual Meeting in the section titled “Participating in the Virtual Annual Meeting,” above.

Whether or not you plan to participate in the virtual Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still participate in the virtual Annual Meeting and vote electronically if you have already voted by proxy.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you can vote as follows:

●	By Internet. You may vote through the Internet only if your broker, bank, or other agent makes these methods available, in which case the instructions will be included with the proxy materials. If you want to vote electronically at the virtual Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent, follow the instructions from your broker, bank, or agent included with these proxy materials, or contact your broker, bank, or other agent to request a proxy form.

●	By Mail. You should have received a proxy card and voting instructions with these proxy materials from the broker, bank, or other agent holding your shares rather than from us. To vote by mail, simply complete and mail the proxy card or voting instruction form to ensure that your vote is counted.

●	In Person. To vote in person, follow the instructions to participate in the Annual Meeting in the section titled “Participating in the Virtual Annual Meeting,” above.

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What if I am a stockholder of record and return a proxy card but do not make specific choices?

You should specify your choice for each matter on the proxy card. If you return a signed and dated proxy card without marking any voting selections, your shares will be voted:

●	FOR each of the nominees listed under Proposal No. 1; and

●	FOR the ratification of BDO as our independent registered public accounting firm under Proposal No. 2;

If any other matter is properly presented at the meeting, your proxy (the individual named on your proxy card) will vote your shares using his or her best judgment.

What if I am a beneficial owner and do not give voting instructions to my broker?

If you fail to provide your broker with voting instructions at least ten days before the meeting, your broker may be unable to vote on the non-discretionary matters. Your broker may use his or her discretion to cast a vote on any routine or discretionary matter.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete one of the available methods of voting for each control number you receive on each proxy card to ensure that all of your shares are voted.

What is “householding”?

The Securities and Exchange Commission (the “SEC”) has adopted rules that permit companies and intermediaries such as brokers to satisfy the delivery requirements for proxy materials with respect to two or more security holders sharing the same address by delivering a single copy of the proxy materials addressed to those security holders. This process, which is commonly referred to as “householding,” potentially means convenience for security holders and cost savings for companies.

A number of brokers with account holders who are Arena Group stockholders will be “householding” our proxy materials. A single copy of the proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker and also notify us by sending your written request to our Investor Relations Firm, FNK IR LLC, c/o Robert Fink, 225 West 34th Street, 9th Floor, New York, NY 10122, or by calling 646.971.8899, and indicate you are a stockholder of The Arena Group Holdings, Inc. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should also contact their broker and notify us in writing or by telephone.

Can I revoke or change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. You may revoke your proxy by:

●	submitting a new proxy with a later date;

●	sending written notice of revocation to our Corporate Secretary at The Arena Group Holdings, Inc., 200 Vesey Street, 24th Floor, New York, New York, 10281, or the address listed for our principal offices as set forth in our then-most recent filing with the SEC, in time for him to receive it before the Annual Meeting; or

●	voting electronically at the Annual Meeting. Simply participating virtually at the Annual Meeting will not, by itself, revoke your proxy.

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Who will count votes?

Votes will be counted by the inspector of elections appointed for the Annual Meeting. The inspector of elections will also determine the number of shares of Common Stock outstanding, the voting power of each, the number of shares of Common Stock represented at the Annual Meeting, the existence of a quorum, and whether or not the proxies and ballots are valid and effective.

What is the quorum requirement?

A majority of the issued and outstanding shares of Common Stock entitled to vote must be present at the Annual Meeting (virtually or represented by proxy) in order for us to hold the Annual Meeting and conduct business. This is called a quorum. On the Record Date, there were an aggregate of 47,578,485 outstanding shares of our Common Stock entitled to vote. Thus, 23,789,243 shares of Common Stock must be present at the Annual Meeting (virtually or represented by proxy) to have a quorum.

Your shares of Common Stock will be counted towards the quorum only if you submit a valid proxy or vote electronically at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the shares of Common Stock entitled to vote and present at the Annual Meeting (virtually or represented by proxy) may adjourn the meeting to another date.

No rights of appraisal

There are no rights of appraisal or similar rights of dissenters with respect to matters that are the subject of this proxy solicitation under the laws of the State of Delaware, our Certificate of Incorporation, or our Third Amended and Restated Bylaws (our “Bylaws”).

How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. In addition, final voting results will be tallied by the inspector of elections and will be published in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to publish the preliminary results within four business days after the Annual Meeting and file an additional Form 8-K to publish the final results within four business days after the final results are known to us.

When are stockholder proposals for the fiscal 2025 Annual Meeting due?

Stockholders interested in presenting a proposal to be considered for inclusion in our proxy statement for the fiscal 2025 annual meeting of stockholders occurring in 2026 (the “2026 Annual Meeting”) may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and our Bylaws. To be considered for inclusion, stockholder proposals must be submitted in writing to Attention: Corporate Secretary, at the address listed for our principal offices as set forth in our then-most recent filing with the SEC no later than the 120th day prior to the one-year anniversary of the date on which we first mail our proxy materials for the preceding year’s annual meeting.

With respect to proposals and nominations not to be included in our proxy statement for the 2026 Annual Meeting pursuant to Rule 14a-8 of the Exchange Act, our Bylaws provide that stockholders who wish to nominate a director or propose other business to be brought before the stockholders at an annual meeting of stockholders must be submitted in writing to Attention: Corporate Secretary, at the address listed for our principal offices as set forth in our then-most recent filing with the SEC not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which we first mail our proxy materials for the preceding year’s annual meeting.

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Stockholders wishing to present nominations for director or proposals for consideration at the 2026 Annual Meeting under these provisions of our Bylaws must submit their nominations or proposals in writing so that they are received by our Corporate Secretary at our principal executive offices not earlier than the 75th day and not later than 45th day before the one-year anniversary of the date on which we first mail our proxy materials for the preceding year’s annual meeting in order to be considered. In the event that the 2026 Annual Meeting is to be held on a date that is 30 days prior to or delayed by more than 60 days after the one-year anniversary of the Annual Meeting, then, for notice by the stockholder to be timely, it must be so received by the Corporate Secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the tenth day following the day on which we first make a public announcement of the date of the 2026 Annual Meeting.

To comply with the SEC’s universal proxy rules, stockholders intending to solicit proxies in support of director nominees other than the Company’s nominees must provide in their notice of nomination the information required by Rule 14a-19 during the period prescribed by our Bylaws as set forth above.

How do I get a copy of the exhibits filed with our Annual Report?

A copy of our Annual Report, and our audited consolidated financial statements, were provided to you with this Proxy Statement. We will provide copies of the exhibits filed with our Annual Report upon written request if you are a stockholder as of the Record Date. Requests for such copies should be directed to J. Alex Wasserburger, Esq., our General Counsel, at the address listed for our principal offices as set forth in our then-most recent filing with the SEC. In addition, copies of all of our electronically filed exhibits, including our Bylaws, may be reviewed and printed from the SEC website at http://www.sec.gov.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

What Am I Voting On?

Stockholders are being asked to elect three directors: H. Hunt Allred, Cavitt Randall and Lynn Petersmarck to serve for an additional one-year term ending at the annual meeting of stockholders following this Annual Meeting, or until their successors have been duly elected and qualified. H. Hunt Allred, Cavitt Randall and Lynn Petersmarck are all current members of our Board. Each of the nominees named below has been approved by our Board on recommendation from the Nominating and Corporate Governance Committee (the “Nomination Committee”). The Nomination Committee has evaluated our governance and leadership structure and determined that, at this time, the Company is best served by the Chief Executive Officer not serving as a director as well. Accordingly, Mr. Edmondson is not being nominated as a director. As Chief Executive Officer, Mr. Edmondson will still attend and play an active role in our board meetings.

If any of the nominees becomes unable or unwilling to serve as a director before the Annual Meeting, an event which is not presently anticipated, the appointed proxy may exercise discretionary authority to vote for substitute nominees proposed by the Board, or, if no substitute is selected by our Board prior to or at the Annual Meeting, for a motion to reduce the present membership of our Board to the number of nominees available.

Vote Required and Voting Recommendation

The three nominees receiving the most “FOR” votes from the holders of shares present at the Annual Meeting or represented by proxy and entitled to vote will be elected as directors to hold office until the 2026 Annual Meeting. Only votes “FOR ALL” or “FOR ALL EXCEPT” will affect the outcome. In an uncontested election, “WITHHOLD” votes will have no effect on the outcome of the proposal and will not prevent a candidate from being elected. Broker non-votes will have no effect.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR ALL” NOMINEES IN THE ELECTION OF THE THREE DIRECTOR NOMINEES.

Board and Committee Composition

Currently, we have a Board comprised of three directors, with each director serving until the expiration of the term for which he or she was elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. We anticipate having a board comprised of three directors after the Annual Meeting.

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The following table includes the names, ages and titles of our directors and executive officers as of November 5, 2025. Our directors are elected to one-year terms by our stockholders at each annual meeting. Our executive officers are appointed by our Board. Each executive officer holds his or her office until he or she resigns or is removed by our Board or his or her successor is appointed and qualified.

Name	Age	Position(s)
Executive Officers
Paul Edmondson	51	Chief Executive Officer(1)
Manoj Bhargava	72	President
Geoffrey Wait	38	Principal Financial Officer

Non-Employee Directors
H. Hunt Allred	41	Director(2)
Cavitt Randall	47	Director(3)
Lynn Petersmarck	52	Director(4)

(1)	Mr. Edmondson was appointed as interim Chief Executive Officer on February 12, 2025 and full Chief Executive Officer on March 3, 2025. Previously Mr. Edmondson held the title of President, Platform from February 2021 to February 2024 and President from October 2019 to February 2021. Mr. Edmondson also held the title of Chief Operating Officer from August 2018 until December 2019.
(2)	Mr. Allred is the Chair of our Audit Committee and serves on our Compensation Committee and our Nominating and Corporate Governance Committee.
(3)	Mr. Randall was appointed Chairman of our Board of Directors on January 23, 2024. Mr. Randall also serves on our Audit Committee and is the Chair of both our Compensation Committee and our Nominating and Corporate Governance Committee.
(4)	Ms. Petersmarck serves on our Audit Committee, our Compensation Committee and our Nominating and Corporate Governance Committee.

Biographical and Related Information – Director Nominees and Executive Officers

The following is an overview of the biographical information for each of our director nominees and executive officers, including their age, the year they became directors or officers, to the extent applicable, their principal occupations or employment for at least the past five years, and certain of their other directorships.

Nominees for Director

H. Hunt Allred, 41, has served as one of our directors since October 2021. Currently and since May 2017, Mr. Allred has served as Director of Alternative Investments, leading investments on behalf of various Hunt Family entities, doing business as Petro-Hunt LLC. The Hunt Family entities are primarily focused on investing in technology, healthcare, and other venture opportunities. Currently and since June 2017, he also holds management positions with diversified investment firms RedCap Investments, LP and Mill Iron Operations, and medical diagnostics technology company mLife Diagnostics. Previously, Mr. Allred held roles at hedge funds Citadel LLC, from December 2016 to April 2017, and Vollero Beach Capital Partners, from June 2012 to September 2016, where he focused on public equity investing across the industrial, energy and utility sectors. Mr. Allred also previously served as an industrial public equity analyst at Aptigon Capital, a division of Citadel LLC, from October 2016 to April 2017. He held various roles at Commerce Street Capital, a private equity fund centered on investing in regional financial institutions. He began his career at ORIX USA, holding roles in both the corporate finance group, financing sponsored backed leverage buyouts, and the real estate structured credit group, working out distressed real estate assets. Mr. Allred received his Bachelor of Business Administration from Texas Christian University and M.B.A. from the University of Texas at Austin. Because of his extensive investment experience across multiple asset classes, with expertise including private equity, public equity, venture capital, credit origination, and structured credit resolutions, we believe Mr. Allred is qualified to serve as a director.

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Cavitt Randall, 47, has served as one of our directors since December 2023. Mr. Randall also served as our Chief Executive Officer on an interim basis from February 13, 2024 until April 19, 2024. Since August 2022, Mr. Randall has served as the Chief Executive Officer of MBX Clearing LLC, an investment firm registered broker-dealer that self-clears at Option Clearing Corporation (OCC). Prior to joining MBX Clearing LLC, from August 2018 to August 2022, Mr. Randall was the Chief Operating Officer of SI Capital LLC prior to it changing its name to MBX Group LLC. Prior to SI Capital LLC, from June 2000 to August 2018, Mr. Randall held various executive roles at GE Capital including roles as the Senior Vice President. Mr. Randall has over twenty years’ experience in equity, options and debt trading and holds Series 24 (General Securities Principal), Series 57 (Securities Trader) and FINRA SIE licenses. Mr. Randall holds a Bachelor of Arts in Finance from Michigan State University. We believe that Mr. Randall is qualified to serve as a director given his executive leadership experience and over twenty years’ experience in capital markets.

Lynn Petersmarck, 52, has served as one of our directors since April 2025. Since 2015, she has served as the Senior Vice President of Agency 5 Media, the internal marketing agency for the brand 5-hour Energy and its affiliated companies. With over 30 years of experience in marketing, project management, and advertising in her career, she has managed and placed over $1 billion in advertising, contributing to the success and growth of 5-hour Energy into a billion-dollar retail brand. Ms. Petersmarck has worked with a number of media companies to execute media buys and programs and brings in-depth and knowledge and understanding of the client/customer perspective. Lynn’s career began in the marketing/advertising sales department of the Detroit Tigers, and she has worked with a diverse set of companies, including Atwater Block Brewery, a start-up brewery in Detroit and Apex Fitness, a dietary supplement company, and served as a member of the Strategic Event Marketing division for Campbell & Company marketing agency. We believe that Ms. Petersmarck is qualified to serve as a director given her breadth of experience in advertising and marketing management.

Executive Officers Who Do Not Serve as Directors

Paul Edmondson was appointed as interim Chief Executive Officer on February 12, 2025. On March 3, 2025, the interim status was removed, and Mr. Edmondson was appointed as full Chief Executive Officer. Previously he served as our President of Platform since February 2021, when we split our President role into two separate officer roles. As President of Platform, Mr. Edmondson oversaw our Platform business, which offers the core content management system, programmatic advertising technology and multitenant subscription stack for publishers serving partner publishers and our owned and operated properties and oversaw our Adventure Network and HubPages properties. Prior to this appointment, he had served as our President since October 2019. Prior to that, Mr. Edmondson served as our Chief Operating Officer from August 2018 to December 2019. Mr. Edmondson joined our Company in January 2018 with our acquisition of HubPages, Inc. (“HubPages”), where he had served as Founder and Chief Executive Officer since 2006. Prior to HubPages, he served as the Group Product Manager for Microsoft Corporation’s MSN Entertainment, having joined Microsoft Corporation in 2000 through its acquisition of MongoMusic, Inc. Prior thereto, he developed applications for Hewlett-Packard Company.

Manoj Bhargava has served as President since April 26, 2024. He served as the Company’s Interim Chief Executive Officer from December 11, 2023 until January 4, 2024 and as Co-President from February 16, 2024 through April 26, 2024. Mr. Bhargava is the control person of Simplify Inventions LLC, a Delaware limited liability company (“Simplify”). Mr. Bhargava is the Founder of Innovation Ventures LLC (5-hour ENERGY) and has served as its Chief Executive Officer since its inception. Mr. Bhargava founded 5-hour ENERGY in 2000 and has grown 5-hour ENERGY to annual retail sales over $1 billion. Mr. Bhargava has extensive management, operations and marketing experience, which he has applied to numerous new business start-ups including a water filtration company, an R&D shop and an investment company. Mr. Bhargava is a distinguished philanthropist and the founder of several charities.

Geoffrey Wait has served as the Principal Financial Officer since August 6, 2024. Mr. Wait served as a senior financial advisor to the Company since June 2024 and, from April 2024 through June 2024, served as Controller at Simplify Inventions, LLC, an affiliate of the Company. Prior to that, he served in various capacities at American Axle & Manufacturing, Inc. beginning in 2016, including most recently as Plant Finance Manager since March 2019. Mr. Wait began his career at Grant Thornton LLP from 2010 to 2016, most recently serving as a Manager. He has a Bachelor of Arts – Accounting and a Master of Science – Accounting, both from Michigan State University and is a Certified Public Accountant.

Family Relationships

There are no family relationships among any of our directors or executive officers.

Involvement in Certain Legal Proceedings

None of our directors, director nominees, and executive officers has been involved in any legal or regulatory proceedings, as set forth in Item 401 of Regulation S-K, during the past ten years.

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CORPORATE GOVERNANCE

Director Qualifications

The Nomination Committee determines the qualifications, qualities, skills, and other expertise required to be a director and to develop, and recommend to our Board for its approval, criteria to be considered in selecting nominees for director. The Nomination Committee and our Board believe that at this time, it is unnecessary to adopt criteria for the selection of directors. Instead, the Nomination Committee and our Board believe that the desirable background of a new individual member of our Board may change over time and that a thoughtful, thorough selection process is more important than adopting criteria for directors.

Meetings of the Board and its Committees

The Board has an Audit Committee, a Compensation Committee, and a Nomination Committee. The entire Board met 22 times, including regularly scheduled and special meetings, during fiscal year 2024. The Audit Committee met 8 times, the Compensation Committee met 4 times, and the Nomination Committee met zero times, during fiscal year 2024. All directors attended at least 75% of the aggregate of our Board meetings and meetings of all committees on which they served. We held our last annual stockholders’ meeting on December 12, 2024. When we hold annual stockholders’ meetings, it is our policy that all of our directors are required to make a concerted and conscientious effort to attend our annual stockholders’ meeting in each year during which that director serves as a member of our Board. All of our directors then serving attended our 2024 annual meeting of stockholders.

Audit Committee. The Audit Committee currently consists of H. Hunt Allred (Chair), Cavitt Randall and Lynn Petersmarck. The Audit Committee met 8 times during fiscal year 2024. The meetings included discussions with management and with our independent registered public accounting firm to discuss our interim and annual financial statements and our annual report, and the effectiveness of our financial and accounting functions and organization. The Audit Committee acts pursuant to a written charter adopted by our Board, a copy of which can be accessed at https://investors.thearenagroup.net/corporate-governance/documents-and-charters. Information on or accessible through our website is not incorporated by reference in this Proxy Statement.

The Audit Committee assists our Board in fulfilling its responsibility to oversee (i) the integrity of our financial statements, our accounting and financial reporting processes and financial statement audits, (ii) our compliance with legal and regulatory requirements, (iii) our systems of internal control over financial reporting and disclosure controls and procedures, (iv) the independent auditor’s engagement, qualifications, performance, compensation, and independence, (v) review and approval of related party transactions, and (vi) the communication among our independent auditors, our financial, and senior management and our Board. Our Board has determined that the Audit Committee is comprised entirely of independent members who meet the requirements for independence under the NYSE American listing standards and SEC rules and regulations. Our Board has determined that Mr. Allred is an “audit committee financial expert” as defined under SEC rules.

Compensation Committee. The Compensation Committee currently consists of H. Hunt Allred, Cavitt Randall (Chair) and Lynn Petersmarck The Compensation Committee met 4 times during fiscal year 2024. The Compensation Committee acts pursuant to a written charter adopted by our Board, a copy of which can be accessed at https://investors.thearenagroup.net/corporate-governance/documents-and-charters. Information on or accessible through our website is not incorporated by reference in this Proxy Statement.

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The purpose of the Compensation Committee is to evaluate, recommend, approve, and review our executive officer and director compensation arrangements, plans and programs and to administer our cash-based and equity-based plans for employees and consultants. The Compensation Committee’s principal functions are to: (i) review and recommend to our Board for approval all forms of our non-equity and equity-based compensation of executive officers and directors; and (ii) administer our equity-based compensation plans, including administering the 2022 Stock and Incentive Plan (our “2022 Plan”), pursuant to which various types of incentive awards, including, without limitation, stock options, restricted stock awards, stock appreciation rights, and stock units may be granted to our directors, executive officers, and key employees. The Compensation Committee is responsible for evaluating executive compensation, including equity awards for all of our executive officers, setting base salary amounts, fixing incentive opportunity levels, and other supplemental benefits, including discretionary bonuses. This includes reviewing and making recommendations to our Board regarding corporate goals and objectives relevant to the compensation of Chief Executive Officer and all other executive officers that report to him, evaluating, at least annually, the performance of these officers in light of these goals and objectives, and reviewing and making recommendations to our Board regarding the compensation level of these officers based on such evaluation.

The Compensation Committee also annually reviews director compensation to ensure non-employee directors are adequately compensated for the time expended in fulfilling their duties to us, as well as the skill-level required by us of members of our Board. From time to time as the Compensation Committee deems appropriate or as requested by our Board, the Compensation Committee evaluates director compensation arrangements and makes recommendations to our Board accordingly.

The Compensation Committee is authorized to engage compensation consultants, if they deem necessary, to assist with the Compensation Committee’s responsibilities related to our executive compensation program and the director compensation program.

Our Board has determined that the Compensation Committee is comprised entirely of independent members who meet the requirements for independence under the NYSE American listing standards and SEC rules and regulations.

Nomination Committee. The Nomination Committee currently consists of H. Hunt Allred, Cavitt Randall (Chair) and Lynn Petersmarck. The Nomination Committee did not meet separately during fiscal year 2024. The Nomination Committee acts pursuant to a written charter adopted by our Board, a copy of which can be accessed at https://investors.thearenagroup.net/corporate-governance/documents-and-charters. Information on or accessible through our website is not incorporated by reference in this Proxy Statement.

The purpose of the Nomination Committee is to exercise general oversight with respect to the governance of our Board by (i) identifying, reviewing the qualifications of, and recommending to our Board proposed nominees for election to our Board, consistent with criteria approved by our Board, and (ii) selecting, or recommending that our Board select, the director nominees for the next annual meeting of stockholders. The Nomination Committee provides advice, counsel, and direction to management on the basis of the information it receives, discussions with management, and the experience of the Nomination Committee members.

Our Board has determined that the Nomination Committee is comprised entirely of independent members who meet the requirements for independence under the NYSE American listing standards and SEC rules and regulations.

Nominations Process and Criteria

The Nomination Committee determines the qualifications, qualities, skills, and other expertise required to be a director and to develop, and recommend to our Board for its approval, criteria to be considered in selecting nominees for director. The Nomination Committee and our Board believe that at this time, it is unnecessary to adopt criteria for the selection of directors. Instead, the Nomination Committee and our Board believe that the desirable background of a new individual member of our Board may change over time and that a thoughtful, thorough selection process is more important than adopting criteria for directors.

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The Nomination Committee will also identify, recruit, and screen candidates for our Board, consistent with criteria approved by our Board. The Nomination Committee and our Board are fully open to utilizing whatever methodology is efficient in identifying new, qualified directors when needed, including industry contacts of our directors or professional search firms. The Nomination Committee also considers any director candidates recommended by our stockholders pursuant to the procedures described in this Proxy Statement and any nominations of director candidates validly made by stockholders in accordance with applicable laws, rules, and regulations, and the provisions of our charter documents. In recommending candidates for nomination, the Nomination Committee considers candidates recommended by directors, officers, employees, stockholders, and others, using the same criteria to evaluate all candidates. Evaluations of candidates generally involve a review of background materials, internal discussions, and interviews with selected candidates as appropriate.

There were no fees paid or due to third parties in fiscal year 2024 to identify or evaluate, or to assist in evaluating or identifying, potential director nominees. For purposes of the Annual Meeting, the Nomination Committee recommended three incumbent directors as nominees for re-election to our Board, and our Board approved the nominees for inclusion in this Proxy Statement.

Any stockholder wishing to propose that a person be nominated for or appointed to our Board may submit such a proposal, according to the procedure described above in the section titled “Questions And Answers About The Annual Meeting And Procedural Matters” to: Corporate Secretary, The Arena Group Holdings, Inc., at the address for our principal offices as set forth in our then-most recent filing with the SEC.

Director Independence

As our Common Stock is currently listed for trading on the NYSE American, we have evaluated independence in accordance with the rules of the NYSE American Company Guide and the SEC with respect to each director and director nominee. Our Board undertook a review of the independence of the members of our Board and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon the information requested from and provided by each director concerning their background, employment, and affiliations, including family relationships, our Board has determined that each of H. Hunt Allred, Cavitt Randall and Lynn Petersmarck are independent as that term is defined under the rules of the NYSE American Company Guide.

In making these determinations, our Board considered the current and prior relationships that each non-employee director has with us and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of capital stock by each non-employee director, and the transactions involving their affiliates described in the section of this Proxy Statement entitled “Related Party Transactions.” For Mr. Randall in particular, the Board considered his brief tenure as Chief Executive Officer on an interim basis for two months of 2024. Given that Mr. Randall was already serving as Chairman of the Board, the intent was for Mr. Randall to serve as an executive on an interim basis while a more permanent chief executive could be found.

All of the members of the Audit, Nomination, and Compensation Committees are also independent.

Our Board has adopted a Business Code of Ethics and Conduct (“Code of Ethics”) that applies to our executive officers, directors, and other employees as well as a Code of Ethics for Finance Officers (the “Senior Code of Ethics”) which applies to our financial officers. Copies of the Code of Ethics and the Senior Code of Ethics may be accessed on our website at https://investors.thearenagroup.net/corporate-governance/documents-and-charters. Information on or accessible through our website is not incorporated by reference in this Proxy Statement. We intend to disclose future amendments to our Code of Ethics and the Senior Code of Ethics, or any waivers of such codes, on our website or in public filings.

Related Party Transactions

When we are contemplating entering into any transaction in which any executive officer, director, director nominee, or any family member of the foregoing would have any direct or indirect interest, regardless of the amount involved, the terms of such transaction have to be presented to the Audit Committee (other than any interested director) for approval or disapproval. Our Audit Committee has not adopted a written policy for reviewing related party transactions but when presented with such transaction, the transaction is discussed by our Audit Committee and documented in its meeting minutes.

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The Code of Ethics also requires our employees, officers, and directors to provide prompt and full disclosure of all potential conflicts of interest to the appropriate person. These conflicts of interest may be specific to the individual or may extend to his or her family members. Any officer who has a conflict of interest with respect to any matter is required to disclose the matter to our Compliance Director, or in the case of the CFO, to the Audit Committee. All other employees are required to make prompt and full disclosure of any conflict of interest to the Head of Internal Audit (who is our CFO, unless our Board designates some other person). Directors are required to disclose any conflict of interest to the Chairman of our Board and to refrain from voting on any matter(s) in which they have a conflict. Employees and officers are not permitted to participate in any matter in which he or she has a conflict of interest unless authorized by an appropriate Company official and under circumstances that are designed to protect the interests of the Company and its stockholders and to avoid any appearance of impropriety. In addition, directors and executive officers are required to disclose, in an annual questionnaire, any current or proposed conflict of interests (including related party transactions).

Except as disclosed below, since January 1, 2022, there were no current or proposed transaction or series of similar transactions in which (i) the amounts involved exceeded or will exceed $120,000 and (ii) any of our directors, nominees for director, executive officers, or beneficial holders of more than 5% of any class of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Financings

We have an outstanding obligation with Renew Group Private Limited, an affiliated entity of Simplify Inventions, LLC, our largest stockholder, where Renew purchased the all the outstanding debt held by BRF Finance Co., LLC (“BRF”) an affiliated entity of B. Riley Financial, Inc. (“B. Riley”), who now holds the debt in its capacity as agent for the purchasers and as purchaser, pursuant to the third amended and restated note purchase agreement entered into on December 15, 2022 (the “Note Purchase Agreement”), as amended by the first amendment to the Note Purchase Agreement on August 14, 2023 (the “First Amendment”) with an effective date of August 31, 2023, as further amended by the second amendment to the Note Purchase Agreement on December 1, 2023 (the “Second Amendment”). The Note Purchase Agreement contains provisions related to the 2023 Notes, Senior Secured Notes, Delayed Draw Term Notes and 2022 Bridge Notes, all as further described in Notes 18 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023, and collectively referred to as the “Notes”. Under the terms of the Note Purchase Agreement, First Amendment and Second Amendment, in the event there is a mandatory prepayment requirement, the principal payment of the Notes will be applied to: (1) the 2023 Notes until paid in full; (2) then to the 2022 Bridge Notes until paid in full; (3) then to the Delayed Draw Terms Notes until paid in full; and (4) then to the Senior Secured Notes. All borrowings under the Notes are collateralized by substantially all of our assets secured by liens and guaranteed by our subsidiaries. The Notes provide for a default interest rate equal to the rate of interest in effect at the time of default plus 4.0%, along with other provision for acceleration of the Notes under certain conditions. The Notes provide for certain affirmative covenants, including certain financial reporting obligations.

On January 5, 2024, as part of negotiations with Renew in connection with the Company’s failure on December 29, 2023 to make the interest payment due on the Loan Documents, dated December 15, 2022 held by Renew in the amount of $2.8 million that resulted in an event of default under the Loan Documents, Renew agreed in writing to a forbearance period through March 29, 2024 (subsequently extended to September 30, 2024), that was originally subject to the Company retaining a chief restructuring officer acceptable to Renew, while reserving its rights and remedies. In connection with the forbearance, the Company had an engagement with FTI Consulting Inc., a global business advisory firm from January 5, 2024 through April 26, 2024, to assist the Company with its turnaround plans and forge an expedited path to sustainable positive cash flow and earnings to create shareholder value. In connection with the FTI Engagement, Jason Frankl, a senior managing director of FTI, was appointed as the Company’s Chief Business Transformation Officer. Upon completion of their work under the FTI Engagement satisfactory to Renew and the Company, the FTI Engagement was terminated as of April 26, 2024 and Mr. Frankl resigned as Co-President and Chief Business Transformation Officer.

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On July 12, 2024, the Company entered into Amendment No. 3, pursuant to which interest that was, or will be, due on December 31, 2023, March 31, 2024, June 30, 2024 and September 30, 2024 was due on or before December 31, 2024, as well as the interest otherwise due on December 31, 2024 (all of which was paid before December 31, 2024). The deferral was contingent on, among other things, no events of default occurring under the Loan Documents during the deferral period. On November 6, 2024, the Company received a letter from Renew confirming the Company is not currently in default under the Loan Documents due to the cure of the default identified in the forbearance letter. As of December 31, 2024, the outstanding principal on the Loan Documents was $110.7 million.

For the year ended December 31, 2024, the Company had certain transactions with Renew, where it paid interest totaling $14 million under the Loan Documents, (of which $2.8 million was accrued as of December 31, 2023 and $11.3 million represents the current interest expense).

On November 30, 2023, Simplify entered into a stock purchase and assignment agreement (the “Stock Purchase Agreement”), pursuant to which it purchased an aggregate of 10,512,236 shares of our common stock for aggregate consideration of $30.5 million on December 1, 2023 from B. Riley and other affiliated entities of B. Riley and certain other sellers (collectively the “Sellers”), resulting in Simplify becoming a principal stockholder and the Sellers no longer owning any of our common stock.

On November 30, 2023, Renew, and BRF, an affiliate of the Sellers, entered into a securities purchase and assignment agreement (the “Debt Purchase Agreement”), pursuant to which BRF sold and assigned to Renew all of BRF’s rights, duties, liabilities and obligations pursuant to the Note Purchase Agreement, as amended, and the Notes purchased thereunder and the collateral securing such Notes on December 1, 2023, resulting in BRF no longer holding any of our debt securities. The aggregate principal balance under the Notes was $110.7 million at the time of purchase by Renew.

For the years ended December 31, 2023, we paid in cash interest of $9.1 million on the Notes due to BRF.

For the year ended December 31, 2023, we incurred interest of $2.8 million for the period from October 1, 2023 to December 31, 2023 on the Notes held by Renew, where we defaulted on the payment of $2.8 million interest due on December 29, 2023.

On March 31, 2023, in connection with the registered direct offering, we entered into common stock purchase agreements for 1,009,021 shares of our common stock for a total of $3.9 million in gross proceeds with B. Riley at a price per share of $3.88 per share.

On August 10, 2023, the Series H Preferred Stock automatically converted into shares of our common stock at the conversion price of $7.26 per share, of which 134,550 shares were issued to B. Riley.

On August 31, 2023, September 29, 2023 and November 27, 2023, in connection with the 2023 Notes, BRF issued $5 million, $1 million and $2 million, respectively, in aggregate principal amount under the 2023 Notes, where we incurred fees of $0.4 million.

Simplify Loan

On August 19, 2024, the Company entered into an amended and restated promissory note (the “Amended Promissory Note”), in connection with the amendment to the March 13, 2024 working capital loan agreement with Simplify, a related party (the “Simplify Loan”), pursuant to which the Company has available up to $50 million (originally $25 million) at ten percent (10.0%) interest rate per annum (the “Applicable Interest Rate”), payable monthly in arrears with a maturity on December 1, 2026 (originally March 13, 2026). The Simplify Loan is secured by certain assets of the Company and its subsidiaries, which are also guarantors of the obligations.

In connection with the Amended Promissory Note, on August 19, 2024, the Company and Simplify also entered into a common stock purchase agreement (the “Common Stock Purchase Agreement”), whereby $15 million of outstanding indebtedness under the Simplify Loan was exchanged for 17,797,817 shares of the Company’s common stock. In the event of a default, including but not limited to the failure to pay any amounts when due, the interest will accrue at the Applicable Interest Rate plus five percent (5.0%) and the Simplify Loan will be payable upon demand by Simplify. As of December 31, 2024, the balance outstanding on the Simplify Loan was $10.7 million.

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For the year ended December 31, 2024, the Company had certain transactions with Simplify, where it incurred interest expense totaling $0.6 million under the Simplify Loan.

Simplify Revenue

For the year ended December 31, 2024, the Company recognized digital advertising revenue from transactions with Living Essentials, LLC (“Living Essentials”), an affiliated entity of Simplify, totaling $5.1 million. The outstanding accounts receivable due from Living Essentials was $3.5 million as of December 31, 2024.

Common Stock Private Placement

On February 14, 2024, the Company entered into a subscription agreement (the “Subscription Agreement”) with Simplify, pursuant to which the Company agreed to sell and issue to Simplify in a private placement (the “Private Placement”) an aggregate of 5,555,555 shares (the “Private Placement Shares”) of the Company’s common stock, at a purchase price of $2.16 per share, a price equal to the 60-day volume weighted average price of the Company’s common stock. The Private Placement closed on February 14, 2024 and the Company received proceeds from the Private Placement of $12 million. The proceeds were used for working capital and general corporate purposes. As a result of the issuance of the Private Placement Shares to Simplify, Simplify owns approximately 54.3% (subsequently increased to 71.4% in connection with the Common Stock Purchase Agreement) of the outstanding shares of the Company’s common stock, resulting in a change in control. As a result, Simplify has the ability to determine the outcome of any issue submitted to the Company’s stockholders for approval, including the election of directors. Prior to the consummation of the Private Placement, the Company’s public stockholders held a majority of the outstanding shares of the Company’s common stock.

Business Combination

Effective August 19, 2024, the Business Combination Agreement, dated November 5, 2023, as amended, among the Company, Simplify, Bridge Media Networks, LLC, New Arena Holdco, Inc., Energy Merger Sub I, LLC and Energy Merger Sub II, LLC was terminated by mutual agreement. The Company incurred no penalties as a result of the early termination of the Business Combination Agreement.

Registered Direct Offering

On March 31, 2023, in connection with a registered direct offering, we entered into common stock purchase agreements for 317,518 shares of our common stock for a total of $1.2 million in gross proceeds with certain directors and affiliates, at a price of $3.88 per share, as follows: (i) 64,000 shares for $0.3 million to H. Hunt Allred, a director, through certain trusts (32,000 shares are directly beneficially owned by the Allred 2002 Trust - HHA and 32,000 shares are directly beneficially owned by the by Allred 2002 Trust - NLA); (ii) 195,529 shares for $0.8 million to 180 Degree Capital Corp.; (iii) 25,773 shares for $0.1 million to Daniel Shribman, a former director; (iv) 25,773 shares for $0.1 million to Ross Levinsohn, a former director and executive officer; and (v) 6,443 shares for $0.3 million to Paul Edmonson, an executive officer.

TravelHost, LLC Acquisition

On May 12, 2025, the Company entered into a Membership Purchase Agreement to purchase 100% of the membership interests of TravelHost LLC from Simplify Inventions, LLC for a purchase price of $1 million. In addition to the acquisition of the membership interests, the acquisition also included an assignment of certain contracts from Bridge Media Networks, LLC, an affiliate of Simplify Inventions, LLC.

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ShopHQ IP and Data Acquisition

On October 7, 2025, the Company entered into an Asset Purchase Agreement to acquire certain assets from IV Media LLC, a related party, related to its ShopHQ business. The purchase price for the assets was $1 million.

Board Leadership Structure and Role in Risk Oversight

Board Leadership Structure

We currently separate the roles of Chief Executive Officer and Chairman because we believe this arrangement is appropriate for the interests of the Company. Our Board does not have a policy regarding the separation of the roles of Chairman and Chief Executive Officer, as the Board believes it is in our stockholders’ best interests that we make this determination based on an assessment of the current condition of our Company and composition of the Board. Our Board believes that having these roles separated is in the best interests of our stockholders at this time to help ensure board continuity and oversight. As noted in Proposal One, we do not plan for our Chief Executive Officer to be a member of the board after the Annual Meeting

Role of our Board in Risk Oversight

Our Board is responsible for the oversight of our operational risk management process. Our Board has delegated authority for addressing certain risks, and accessing the steps management has taken to monitor, control, and report such risks, to our Audit Committee. Such risks include risks relating to execution of our growth strategy, the effects of the global economy and general financial condition and outlook on our business, and costs of reliance on external advisors. The Audit Committee then reports such risks as appropriate to our Board. Our Board initiates discussions with appropriate members of our senior management if, after discussion of such risks, our Board determines that such risks raise questions or concerns about the status of operational risks then facing us.

Our Board relies on our Compensation Committee to address significant risk exposures we face with respect to compensation, including risks relating to retention of key employees, management succession, and benefit costs, and, when appropriate, reports these risks to the full Board.

Cybersecurity Risk Oversight

Securing the information of our users, customers, employees, partners, and other third parties is important to us. We have adopted physical, technological, and administrative controls on data security, and have a defined procedure for data incident detection, containment, response, and remediation. While everyone at the Company plays a part in managing these risks, oversight responsibility is shared by our Board, our Audit Committee, and management.

The Audit Committee of the Board of Directors oversees management’s processes for identifying and mitigating risks, including cybersecurity risks. Our Head of Information Security regularly briefs senior leadership on our cybersecurity and information security posture including on the prevention, detection, mitigation, and remediation of cybersecurity incidents, and senior leadership will then brief the Audit Committee. We also maintain information security risk insurance coverage.

Oversight of Corporate Strategy

Our Board actively oversees management’s establishment and execution of corporate strategy, including major business and organizational initiatives, annual budget and long-term strategic plans, capital allocation priorities, potential corporate development opportunities, and risk management. At its regularly scheduled meetings and throughout the year, our Board receives information and formal updates from our management and actively engages with the senior leadership team with respect to our corporate strategy. Our Board’s diverse skill set and experience enhances their ability to support management in the execution and evaluation of our corporate strategy.

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Stockholder Communications with our Board

Stockholders and other parties interested in communicating directly with our Board, a committee of our Board, or any individual director, may do so by sending a written communication to the attention of the intended recipient(s) in care of the Corporate Secretary, The Arena Group Holdings, Inc., at the address for our principal offices set forth in our then-most recent filing with the SEC. All stockholder communications we receive that are addressed to our Board will be reviewed and compiled by our Corporate Secretary and provided to the members of our Board, as appropriate and in accordance with our internal policies. If the correspondence is not addressed to a particular director, such correspondence will be forwarded, depending on the subject matter, to the Chair of the Audit Committee, Compensation Committee, or Nominations Committee. Sales materials, abusive, threatening, or otherwise inappropriate materials and items unrelated to the duties and responsibilities of our Board will not be provided to our directors.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Common Stock

The following table sets forth information regarding beneficial ownership of our common stock as of November 5, 2025 by: (i) each person who is known by us to beneficially own more than 5% of our common stock; (ii) our directors and our named executive officers; and (iii) all of our directors and executive officers as a group.

Name and Address of Beneficial Owner*	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
Five Percent Stockholders:
Simplify Inventions, LLC(3)	33,865,608	71.17%
Directors and Named Executive Officers:
Paul Edmondson(4)	320,816	**
Geoffrey Wait	-	-
Manoj Bhargava(3)	33,865,608	71.17%
H. Hunt Allred(5)	287,839	**
Cavitt Randall(6)	296,199	**
Lynn Petersmarck(7)	5,241	**
Sarah Silverstein	--	-
Katheryn Kulik	47,565	**
Douglas B. Smith(8)	191,437	**
Current Directors and Executive Officers, as a group (6 persons)	34,775,703	73.0 9%

*	the address for each person listed above is 200 Vesey Street, 24th Floor, New York, New York, 10281, unless otherwise indicated.
**	Less than 1.00%.

1.	Unless otherwise indicated, each person has sole investment and voting power with respect to the shares indicated, subject to community property laws, where applicable. Includes any securities that such person has the right to acquire within sixty (60) days of November 5, 2025, pursuant to options, warrants, conversion privileges, or other rights.
2.	Percentage calculated in accordance with Rule 13(d)-3(d)(1)(i) promulgated under the Exchange Act and based on 47,578,485 shares of our common stock issued and outstanding as of November 5, 2025.
3.	Based on information provided in a Schedule 13D/A as filed on December 27, 2024 jointly filed by Simplify Inventions, LLC (“Simplify”), Manoj Bhargava, Michael Weintraub and MBX Capital AREN LLC (“MBX”). Mr. Bhargava is the sole manager and controller of Simplify. Mr. Weintraub is the sole manager and controller of MBX. Of the 33,865,608 shares reported, Simplify had shared dispositive power over 31,471,923 shares, Mr. Bhargava had shared voting power over 33,865,608 shares and shared dispositive power over 31,471,923 shares, Mr. Weintraub had shared voting power over 33,865,608 shares and shared dispositive power over 2,393,685 shares, and MBX had shared voting power over 33,865,608 shares and shared dispositive power over 2,393,685 shares. The address for each reporting person is 38955 Hills Tech Drive, Farmington Hills, MI 48331.

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4.	Consists of the following securities directly beneficially owned by Mr. Edmondson.: (i) 4,914 shares of our common stock; and (ii) 315,902 shares of our common stock issuable upon the exercise of options or the settlement of restricted stock units which may be acquired within 60 days following November 5, 2025.
5.	Consists of the following securities: (i) 69,609 shares of our common stock directly beneficially owned by Mr. Allred; (ii) 2,621 shares of our common stock issuable upon the settlement of restricted stock units which may be acquired within 60 days following November 5, 2025; (iii) 75,479 shares of our common stock directly beneficially owned by the Allred 2002 Trust - HHA (the “HHA Trust”); (iv) 75,479 shares of our common stock directly beneficially owned by the Allred 2002 Trust - NLA (the “NLA Trust”); and (v) 64,651 shares of our common stock directly beneficially owned by Redcap Investment, LP (“RedCap” and, together with the HHA Trust and the NLA Trust, the “Investment Entities”). The trustee of the HHA Trust and the NLA Trust is Mr. Allred’s spouse, and Mr. Allred and his sister, respectively, are beneficiaries of the HHA Trust and the NLA Trust. The general partner of RedCap is Redcap Investments Management, LLC, of which Mr. Allred serves as President. Mr. Allred may be deemed to exercise voting and investment discretion with respect to shares of our common stock owned by the Investment Entities. Additionally, of the aforementioned securities, 1,138 shares of our common stock may under certain circumstances be pledged as security pursuant to an account agreement that Mr. Allred has entered into in connection with his brokerage trading account
6.	Consists of the following securities: (i) 293,578 shares of our common stock directly beneficially owned by Mr. Randall; and (ii) 2,621 shares of our common stock issuable upon the exercise of options or the settlement of restricted stock units which may be acquired within 60 days following November 5, 2025.
7.	Consists of the following securities: (i) 2,620 shares of our common stock directly beneficially owned by Ms. Petersmarck; and (ii) 2,621 shares of our common stock issuable upon the exercise of options or the settlement of restricted stock units which may be acquired within 60 days following November 5, 2025.
8.	Consists of the following securities directly beneficially owned by Mr. Smith: 191,437 shares of our common stock issuable upon the exercise of currently exercisable options, all of which are currently out of the money.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our officers, directors, and persons who own more than ten percent of a class of our equity securities registered pursuant to Section 12 of the Exchange Act to file with the SEC certain reports concerning beneficial ownership, and changes thereto. Officers, directors, and ten-percent stockholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of copies of the reports furnished to us and written representations from persons concerning the necessity to file these reports, we believe that all reports required to be filed pursuant to Section 16(a) of the Exchange Act during fiscal year 2024 were filed with the SEC on a timely basis, except for the following:

	Number of Late Reports	Number of Transactions Not Reported On a Timely Basis	Number of Known Failures to File Required Form

Reporting Person
H. Hunt Allred	1	1	0
Paul Edmondson	0	0	0
Christopher Fowler	1	1	0
Laura Lee	1	1	0
Christopher Petzel	1	1	0
Cavitt Randall	1	1	0
Carlo Zola	1	1	0

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Allred	Due to inadvertent error, an RSU grant issued on January 31, 2024 was reported late on a Form 4 filed on March 1, 2024.
Edmondson	Due to inadvertent error, the Company incorrectly marked a late filing on Company’s 10K-A .
Zola	Due to inadvertent error, an RSU grant issued on January 31, 2024 was reported late on a Form 4 filed on March 1, 2024.
Petzel	Due to inadvertent error, an RSU grant issued on January 31, 2024 was reported late on a Form 4 filed on March 1, 2024.
Lee	Due to inadvertent error, an RSU grant issued on January 31, 2024 was reported late on a Form 4 filed on March 1, 2024.
Fowler	Due to inadvertent error, an RSU grant issued on January 31, 2024 was reported late on a Form 4 filed on March 1, 2024.
Randall	Due to inadvertent error, an RSU grant issued on January 31, 2024 was reported late on a Form 4 filed on March 1, 2024.

EXECUTIVE COMPENSATION

Named Executive Officers

For fiscal year 2024, our “named executive officers” were as follows:

●	Paul Edmondson, President, Platform Chief Executive Officer (current Chief Executive Officer)
●	Manoj Bhargava, Former Interim Chief Executive Officer (current President)
●	Geoffrey Wait, Principal Financial Officer
●	Cavitt Randall, Former interim Chief Executive Officer (current Chairman of the Board of Directors)
●	Sara Silverstein, Former Chief Executive Officer
●	Kathryn Kulik, Former Chief Revenue Officer
●	Douglas B. Smith, Former Chief Financial Officer

Mr. Bhargava briefly served as interim CEO from December 11, 2023 to January 4, 2024. Mr. Randall briefly served as CEO on an interim basis thereafter from February 13, 2024 until the appointment of Ms. Silverstein as CEO on April 19, 2024. Subsequent to fiscal year 2024, in February 2025, Ms. Silverstein’s employment with the Company was terminated and Mr. Edmondson, our then-President, Platform, was appointed as interim CEO. He was appointed as full CEO in March 2025.

Compensation Philosophy and Objectives

Our compensation policy is designed to attract and retain qualified key executive officers critical to our achievement of our growth and long-term success. To attract, retain, and motivate the executive officers to accomplish our business strategy, the Compensation Committee of our Board of Directors establishes our executive compensation policies and oversees our executive compensation practices. We provide what we believe is a competitive total compensation package to our management team through a combination of base salary, bonuses and equity awards.

Elements of our Executive Compensation and Benefits Programs

Base Salary

The Compensation Committee considers what salaries must be paid in order to attract and retain high-quality executive officers. We annually review our executive officers’ base salaries and make adjustments only when necessary based on individual and Company performance. We provide a minimum, fixed level of cash compensation to reflect the level of accountability of talented executive officers who can continue to improve our overall performance. In addition, salary is based on experience, industry knowledge, duties and scope of responsibility, as well as the competitive market for talent.

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Annual Bonus Opportunity

Pursual to their specific employment agreements, our current named executive officers are eligible for annual cash-based bonus payments that are based on the achievement of certain individual and Company performance metrics. We use the annual performance bonus opportunity to motivate our named executive officers to achieve our business goals. Subject to their respective employment agreements, the annual performance bonus opportunity provides payments if our named executive officers produce short-term results that meet or exceed certain pre-established annual financial targets or individual performance goals in effect as determined from time to time by us and approved by the Compensation Committee.

Incentive Compensation

Equity awards under the 2022 Stock and Equity Compensation Plan (the “2022 Plan”) are a vital piece of our total compensation package. Equity awards are intended to compensate named executive officers for sustained long-term performance, align the interests of our named executive officers and stockholders, and encourage retention through multi-year vesting schedules. Equity incentive awards may take a variety of forms. Levels, mix, and frequency of awards are determined by the Compensation Committee, and are designed to reflect each recipient’s level of responsibility and performance.

Retirement Benefits

We offer a qualified 401(k) defined contribution plan. All of our employees are eligible to participate in this plan, including our named executive officers, subject to limitations imposed by the Internal Revenue Code of 1986, as amended. We currently match 100% of contributions made by participants in the 401(k) up to 4% of eligible annual compensation.

Other Compensation

In 2023 and 2024, we provided our employees, including each of our named executive officers, with health insurance coverage.

Hedging Policy and Pledging of Securities

Pursuant to our Insider Trading Policy, our employees, officers, and directors cannot engage in hedging transactions related to our securities. Employees, officers, and directors are also prohibited from holding our securities in a margin account or otherwise pledging our securities as collateral for a loan.

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Summary Compensation Table

The following table sets forth information concerning compensation awarded to, earned by, or paid to each of our named executive officers for all services rendered in all capacities during 2023 and 2024:

(a) Name and Principal Position	(b) Year	(c) Salary	(e) Stock Awards(1)	(f) Option Awards(1)	(g) Non-Equity Incentive Plan Compensation	(f) All Other Compensation(2)	(i) Total Compensation
Manoj Bhargava (3)	2024	—	—	—	—	—	—
President and Former Interim Chief Executive Officer	2023	—	—	—	—	—	—
Paul Edmondson (4)	2024	463,050	—	—	—	13,892	476,942
President, Platform
Geoffrey Wait (5)	2024	108,333	—	—	—	3,667	112,000
Principal Financial Officer
Cavitt Randall (6)	2024	—	—	—	—	85,000	85,000
Former interim Chief Executive Officer(6)
Kathryn Kulik	2024	201,894	—	—	—	451,826	645,644
Former Chief Revenue Officer	2023	106,250	282,800	82,959	—	—	472,009
Sara Silverstein	2024	382,434	—	—	—	12,285	394,719
Former Chief Executive Officer
Douglas B. Smith	2024	278,882	—	—	—	301,094	579,976
Former Chief Financial Officer

(1)	The fair value of stock awards and option awards granted during the years ended December 31, 2024 and 2023 was calculated in accordance with ASC 718. Refer to our consolidated financial statements for the year ended December 31, 2024 in Note 22, Stock-Based Compensation, filed as part of our Annual Report on Form 10-K for the year ended December 31, 2024 (the “Annual Report”) for valuation assumptions.

(2)	Amounts included in the “All Other Compensation” column of the Summary Compensation Table include: (a) for Mr. Edmondson, $13,892 in 401(k) matching contributions; (b) for Mr. Wait, $3,667 in 401(k) matching contributions (c) for Mr. Randall, director compensation including cash fees of $55,250 and restricted stock awards with a grant date fair value of $29,750; (d) for Ms. Kulik, $8,076 in 401(k) matching contributions and $443,750 in severance payments; (e) for Ms. Silverstein, $1,597 in Retroactive pay and $10,688 in 401(k) matching contributions; (f) for Mr. Smith, $12,289 in 401(k) matching contributions, $260,466 in severance payments and $28,339 in payment for accrued PTO.

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(3)	Mr. Bhargava served as our Interim Chief Executive Officer from December 11, 2023 until January 4, 2024 and as Co-President from February 16, 2024 through April 26, 2024. He has served as President since such date. Mr. Bhargava received no compensation for his services as Interim Chief Executive Officer, Co-President or President during 2024.

(4)	Mr. Edmondson served as President, Platform during 2024. In February 2025, subsequent to year end, Mr. Edmondson was appointed as interim Chief Executive Officer and then full Chief Executive Officer in March 2025.

(5)	Mr. Wait was appointed as Principal Financial Officer on August 6, 2024. Prior to this appointment, he served as senior financial advisor from June 2024 to August 2024.

(6)	Mr. Randall serves as Chairman of our board of directors since January 23, 2024. He also briefly served as Chief Executive Officer on an interim basis from February 13, 2024 until April 19, 2024, but received no separate compensation for interim service as Chief Executive Officer. His compensation as a director, as described under “Director Compensation” below, is shown in “All Other Compensation.”

Named Executive Officer Employment Agreements; Potential Payments Upon Termination or Change-of-Control

Mr. Bhargava does not have an employment agreement with us and received no compensation for his services in 2024. Mr. Randall does not have an employment agreement with us and received no additional compensation for his services in 2024 beyond his compensation (as described herein) in connection with his service as a member of the Board of Directors.

Mr. Edmondson is party to an employment agreement, dated January 1, 2021, and was paid a base salary of $486,203 as of the end of fiscal 2024. He is also eligible to earn an annual bonus under our Bonus Plan based on the achievement of performance goals set by the Compensation Committee, with a target bonus amount equal to 75% of base salary and is eligible to participate in Company incentive plans and employment benefits available to the Company’s other employees, as described in our definitive proxy statement filed on December 12, 2024. Upon a termination without cause, Mr. Edmondson would be entitled to severance equal to one year of base salary, up to 18 months of COBRA premium reimbursements and full vesting of all outstanding equity awards, in all cases subject to entry into a standard release agreement. Mr. Edmondson’s employment agreement also contains certain non-compete and non-solicitation provisions.

Ms. Silverstein entered into an executive employment agreement with the Company upon her appointment as CEO on April 19, 2024. The employment agreement was terminable at will by either the Company or Ms. Silverstein. The employment agreement provided that Ms. Silverstein would be paid an annual base salary of $400,000 in 2024, subject to annual review by the Board. Ms. Silverstein was also eligible to earn an annual bonus based on the discretion of the Company’s board of directors (the “Board”). She was eligible to participate in Company incentive plans and also entitled to the same employment benefits available to the Company’s other employees, as well as to the reimbursement of business expenses during her term of employment. The employment agreement provided for various termination events, including termination without cause or for good reason (both as defined in the employment agreement), pursuant to which Ms. Silverstein would be entitled to certain COBRA reimbursement and incentive equity vesting acceleration. Ms. Silverstein was also subject to restrictive covenants with respect to the solicitation of employees, solicitation of customers, use of trade secrets, and competition with us for a period of up to one year after termination of the employment agreement. Ms. Silverstein’s employment with the Company ended on February 12, 2025.

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Mr. Wait entered into an executive employment agreement with the Company upon his appointment as Principal Financial Officer (“PFO”) on August 6, 2024. The employment agreement is terminable at will by either the Company or Mr. Wait. The employment agreement provides that Mr. Wait will be paid an annual base salary, subject to annual review by the Company’s board of directors (currently $225,000). Mr. Wait is also eligible to earn an annual bonus based on the discretion of the Board. He is eligible to participate in the Company’s incentive plans and is entitled to the same employment benefits available to the Company’s employees, as well as to the reimbursement of business expenses during his term of employment. The employment agreement provides for various termination events, including termination without cause or for good reason (both as defined in the agreement), pursuant to which Mr. Wait would be entitled to certain COBRA reimbursement. Mr. Wait is also subject to restrictive covenants with respect to the solicitation of employees, solicitation of customers, use of trade secrets, and competition with the Company for a period of up to one year after termination of the employment agreement.

Outstanding Equity Awards at Fiscal Year-End

The following tables provide information concerning options to purchase shares of our Common Stock and stock awards held by the named executive officers on December 31, 2024.

			Option Awards					Share Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares That Have Not Vested (#)	Market Value of Shares That Have Not Vested ($)(5)	Equity Incentive Plan Awards: Number of Shares That Have Not Vested (#)	Equity Incentive Plan Awards: Market Value of Shares That Have Not Vested ($)(5)
Paul Edmondson	9/13/2018	(1)	4,546	—	—	8.82	9/13/2028	—	—	—	—
	4/10/2019	(1)	219,837	—	—	8.82	4/10/2029	—	—	—	—
	4/10/2019	(2)	—	—	16,488	8.82	4/10/2029	—	—	—	—
	2/18/2021	(1)	66,519	—	—	8.82	2/18/2031	—	—	—	—
	6/6/2022	(3)	20,833	4,167	—	10.69	6/06/2032	—	—	—	—
	6/6/2022	(4)	—	—	—	—	—	4,167	5,584	—	—
Sara Silverstein	12/21/2021	(1)	8,182	—	—	8.82	12/21/2031	—	—	—	—
	6/6/2022	(3)	8,333	1,667	—	10.69	6/06/2032	—	—	—	—
Douglas B. Smith	3/11/2019	(1)	45,455	—	—	8.82	3/11/2029	—	—	—	—
	3/11/2019	(1)	22,728	—	—	8.82	3/11/2029	—	—	—	—
	4/10/2019	(1)	48,364	—	—	8.82	4/10/2029	—	—	—	—
	2/18/2021	(1)	49,890	—	—	8.82	2/18/2031	—	—	—	—
	6/6/2022	(1)	25,000	—	—	10.69	6/06/2032	—	—	—	—

(1)	Represents an option grant that is fully vested.
(2)	Represents an option granted to Mr. Edmondson’s wife that would vest upon the meeting of certain performance criteria.
(3)	Represents an option grant that vested one third on June 6, 2023 and then 24 equal monthly installments thereafter.
(4)	Represents a restricted stock unit award that vested one third on June 6, 2023 and then 24 equal monthly installments thereafter.
(5)	The market value of these unvested awards was calculated using the closing price of our common stock as of December 31, 2024, the last trading day of the year, which was $1.34.

DIRECTOR COMPENSATION

Director Compensation

The following table provides information for the year ended December 31, 2024 regarding all compensation awarded to, earned by, or paid to each person who served as a director for some portion or all of 2024.

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(a) Name of Director	(b) Fees Earned or Paid in Cash(1)	(c) Stock Awards(2)	(h) Total
H. Hunt Allred	$87,750	$47,250	$135,000
Laura Lee	87,750	47,250	135,000
Christopher Petzel	87,750	47,250	135,000
Carlo Zola	87,750	47,250	135,000
Cavitt Randall	55,250	29,750	85,000
Christopher Fowler	55,250	29,750	85,000

(1)	Fees Earned or Paid in Cash set forth in column (b) includes all meeting and retainer fees paid quarterly in cash.
(2)	Restricted stock awards were issued pursuant to the 2022 Plan and our Director Compensation Policy. Each of these restricted stock awards were fully vested as of December 31, 2024. The table reflects the fair value of the stock awards calculated in accordance with FASB ASC 718. Refer to our consolidated financial statements for the year ended December 31, 2024 in Note 22, Stock-Based Compensation, filed as part of our Annual Report.

Director Compensation Policies

Our current Director Compensation Policy for our non-employee directors provides that the non-employee directors will be granted quarterly a restricted stock award of a number of shares of our common stock equal in value to an annual total of $50,000 and annual cash compensation to each non-employee director of $50,000, payable in four equal quarterly installments at each quarter end.

Risks from Compensation Policies and Practices

The Compensation Committee reviews our compensation policies and practices to determine areas of potential risks and the actions we have taken, or should take, to mitigate any such identified risks. Based on the Compensation Committee’s review of our compensation policies and practices, we do not believe that any risks relating to our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on our business.

EQUITY COMPENSATION PLAN INFORMATION

Equity Compensation Plan Information

A summary of our securities authorized for issuance under equity compensation plans as of December 31, 2024 is as follows:

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders	5,331,781	$9.59	701,251
Equity compensation plans not approved by security holders	1,129,527	11.17	114,110
Total	6,461,308	$9.86	815,361

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Plans Adopted by Stockholders

2016 Stock Incentive Plan

In December 2016 our Board approved the 2016 Stock Incentive Plan (the “2016 Plan”) which was subsequently approved by our stockholders. The purpose of the 2016 Plan is to retain the services of our directors, employees, and consultants, align the interests of these individuals with the interests of our stockholders, and to serve as an aid and inducement in the hiring of new employees through awards of stock options, restricted stock awards, unrestricted stock awards, and performance stock awards (collectively, “2016 Plan Awards”). Under the terms of the 2016 Plan, 2016 Plan Awards to purchase up to 454,545 shares of our Common Stock may be granted to eligible participants. As of March 31, 2023, no shares of our Common Stock remain available for issuance pursuant to the 2016 Plan. The 2016 Plan will terminate on December 19, 2026, unless previously terminated by our Board. The 2016 Plan is administered by our Board, or any committee of directors designated by our Board and their respective delegates, as described in the 2016 Plan.

2019 Stock Incentive Plan

In April 2019 our Board approved the 2019 Stock Incentive Plan (the “2019 Plan”) which was subsequently approved by our stockholders. The purpose of the 2019 Plan is to retain the services of our directors, employees, and consultants and align the interests of these individuals with the interests of our stockholders through awards of stock options, restricted stock awards, unrestricted stock awards, and stock appreciation rights (collectively, “2019 Plan Awards”). Under the terms of the 2019 Plan, 2019 Plan Awards to purchase up to 8,409,090 shares of our Common Stock may be granted to eligible participants. As of March 31, 2023, no shares of our Common Stock remain available for issuance pursuant to the 2019 Plan. The 2019 Plan will terminate on April 4, 2029, unless previously terminated by our Board. The 2019 Plan is administered by our Board, or any committee of directors designated by our Board and their respective delegates, as described in the 2019 Plan.

2022 Plan

In April 2022 our Board adopted the 2022 Plan which was subsequently approved by our stockholders. The purpose of the 2022 Plan is to foster the growth and success of the Company by providing a means to attract, motivate and retain officers, directors, key employees, and consultants through awards of stock options, stock appreciation rights, restricted stock awards, unrestricted stock awards and restricted stock units (collectively, the “2022 Plan Awards”). Under the terms of the 2022 Plan, 2022 Plan Awards to purchase up to 1,800,000 shares of our Common Stock may be granted to eligible participants. As of November 5, 2025, 2,279,146 shares of our Common Stock remain available for issuance pursuant to the 2022 Plan. Shares subject to an award that have been canceled, expired, settled in cash, or not issued or forfeited for any reason will not reduce the aggregate number of shares that may be subject to or delivered under the 2022 Plan and will be available for future awards granted under the 2022 Plan. The 2022 Plan will continue unless terminated by our Board. The 2022 Plan is administered by our Board, or any committee of directors designated by our Board and their respective delegates, as described in the 2022 Plan.

Plans Adopted Without Approval of Security Holders

Publisher Partner Warrant Program

On May 20, 2020, our Board approved the third Publisher Partner Warrant Program, which superseded the second Publisher Partner Warrant Program and authorized us to grant Publisher Partner Warrants to purchase up to 90,910 shares of our common stock. Such Publisher Partner Warrants granted under the third Publisher Partner Warrant Program were to be issued with the same terms as under the second Publisher Partner Warrant Program that was terminated on March 10, 2019, except that any Publisher Partner Warrants issued under the third Publisher Partner Warrant Program are no longer subject to performance conditions. Warrants issued under the second Publisher Partner Warrant Program were to be issued with the same terms as under the first Publisher Partner Program, except that the shares of our common stock underlying the Publisher Partner Warrants under the second Publisher Partner Warrant Program were to be earned and vest over three-years. Warrants issued prior to the third and second Publisher Partner Warrant Programs, or under the first Publisher Partner Warrant Program that was approved by our Board on December 19, 2016, were exercisable over a three-year vesting period once earned based on certain performance conditions within six-months issuance, on a cashless basis with a five-year term. The issuance of the Publisher Partner Warrants is administered by management and approved by our Board. We have not granted any Publisher Partner Warrants under any such program since fiscal 2018.

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On November 2, 2022, our Board approved a plan (the “Warrant Incentive Program”) to grant warrants to certain publishers (the “New Publisher Partner Warrants”), that authorized us to grant New Publisher Partner Warrants to purchase up to 33,000 shares of our common stock. The New Publisher Partner Warrants granted under the Warrant Incentive Program will have the following terms: (i) one-third will become exercisable and vest on the one-year anniversary of the issuance; (ii) the remaining warrants will become exercisable and vest in a series of twenty-four (24) successive equal monthly installments following the first anniversary of the issuance; and (iii) the New Publisher Partner Warrants will have a five-year term. The issuance of the New Publisher Partner Warrants is administered by management and approved by the Board. As of December 31, 2024 there were outstanding New Publisher Partner Warrants to purchase a total of 9,800 shares.

Outside Options

During fiscal 2018, our Board approved the granting of options outside of the 2016 Plan (the “Outside Options”) to certain officers, directors, and employees to provide equity incentive in exchange for consideration in the form of services to us. The Outside Options are exercisable for shares of our common stock. The Outside Options either vest upon the passage of time or are tied to the achievement of certain performance targets. On January 8, 2021, our Board approved an amendment to the Outside Option award grants, which eliminated the performance targets, therefore, the awards continue to vest solely on the time vesting conditions. Our Board approved a repricing of our Outside Options for a certain employee on March 18, 2022 and our stockholders approved the repricing on June 2, 2022. We are no longer issuing Outside Options. As of December 31, 2024, there were outstanding Outside Options to acquire 72,912 shares of our common stock.

Warrants

On June 14, 2019, we issued 999,540 warrants to acquire our common stock to Authentic Brands Group (the “ABG Warrants”) in connection with a licensing agreement pursuant to which we were granted the exclusive right and license in the United States, Canada, Mexico, the United Kingdom, Republic of Ireland, Australia, and New Zealand to operate the Sports Illustrated print and digital media business under the Sports Illustrated brand (the “Licensing Agreement”). The warrants provided time-based vesting in equal monthly increments over a period of two years beginning on the one year anniversary of the date of issuance of the warrants (the “Time-Based Warrants”) and performance based vesting based on the achievement of certain performance goals for the licensed brands in calendar years 2020, 2021, 2022, or 2023 (the “Performance-Based Warrants”).

On April 25, 2025, ABG surrendered and terminated their rights and claims to the ABG Warrants and any other warrants due and owing to them from the Company.

On October 26, 2020, we issued 5,682 warrants to AllHipHop, LLC (the “AllHipHop Warrants”) to acquire our common stock in exchange for the surrender and termination of 6,819 previously issued Publisher Partner Warrants, with an exercise price of $14.30.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following disclosure regarding executive compensation for our principal executive officers (“PEO”) and our other named executive officers (“Non-PEO NEOs”) serving in and Company performance for the fiscal years listed below. For additional information concerning our pay-for-performance philosophy and how we structure our executive compensation to drive and reward performance, see the section titled “Executive Compensation.” The information contained in this Pay Versus Performance section will not be incorporated into any of the Company’s filings under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates such information by reference therein.

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Fiscal Year (1)	Summary Compensation Table Total for Former PEO - Mr. Levinsohn	Compensation Actually Paid to Former PEO - Mr. Levinsohn (2)	Summary Compensation Table Total for Former PEO - Mr. Randall	Compensation Actually Paid to Former PEO - Mr. Randall (2)	Summary Compensation Table Total for Former PEO - Ms. Silverstein	Compensation Actually Paid to Former PEO - Ms. Silverstein (2)	Average Summary Compensation Table Total for Non-PEO NEOs (2)	Average Compensation Actually Paid to Non-PEO NEOs (2)	Total Shareholder Return (3)	Net Income (Loss) (4)
2024	$-	$-	$85,000	$82,851	$394,719	$394,719	$455,660	$289,254	$9.52	$(100,710,000)
2023	$742,708	$504,634	$-	$-	$-	$-	$605,605	$(520,850)	$16.90	$(55,582,000)
2022	$3,860,658	$3,604,568	$-	$-	$-	$-	$1,607,796	$1,401,026	$75.36	$(70,858,000)

1. The following table lists the PEO and Non-PEO NEOs for each of fiscal years 2024, 2023, and 2022.

Year	PEO	Non-PEO NEOs
2024	Mr. Bhargava (Interim and no compensation reported in the Summary Compensation Table), Mr. Randall, and Ms. Silverstein	Geoffrey Wait, Douglas Smith, Kathryn Kulik, and Paul Edmondson
2023	Mr. Bhargava (interim and no compensation reported in the Summary Compensation Table), Mr. Levinsohn	Grady Tripp, Kathryn Kulik, Avi Zimak, and Henry Robertson Barrett
2022	Mr. Levinsohn	Avi Zimak and Henry Robertson Barrett

2.	Average Summary Compensation for Non-PEO NEOs has been calculated based on the requirements and methodology set forth inapplicable SEC rules (Item 402(v) of Regulation S-K) and the dollar amounts reported for Compensation for Non-PEO NEOs represent the average amount of the NEOs (excluding our PEOs) for the applicable year. The details for the Compensation Actually Paid calculation for 2023 and 2022 are available in the prior year’s proxy statement. To calculate Compensation Actually Paid for 2024 the following amounts were deducted from and added to the total compensation number shown in the Summary Compensation Table.

Reconciliation of Summary Compensation Table Total to Compensation Actually Paid for 2024:

Adjustments	Former PEO - Mr. Randall ($)	Former PEO - Ms. Silverstein ($)	Non-PEO NEOs ($)
Total compensation from SCT	$85,000	$394,719	$455,660
Adjustments to calculate Compensation Actually Paid
Deduction amounts for stock awards granted reported under the “All Other Compensation” column in the Summary Compensation Table for awards received in capacity as directory	(29,750)	-	-
Increase for fair value of awards granted during year that vest during year	27,601	-	-
Deduction for change in fair value from prior year-end to current year-end of awards granted prior to year that were outstanding and unvested as of year-end	-	-	(5,161)
Deduction for change in fair value from prior year-end to vesting date of awards granted prior to year that vested during year	-	-	(128,237)
Deduction for fair value as of prior year-end of awards granted in prior years that failed to meet applicable vesting conditions during the fiscal year	-	-	(33,008)
Compensation Actually Paid (as calculated)	$82,851	$394,719	$289,254

3. Total shareholder return (“TSR”) assumes an investment of $100 on December 31, 2021, the start of the measurement period, and the reinvestment of any dividends.

4. The dollar amounts reported represent the amount of net loss reflected in our audited financial statements for the applicable fiscal year as disclosed in our Annual Report.

Analysis of the Information Presented in the Pay versus Performance Table

In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay versus Performance table. For further information concerning our pay-for-performance philosophy and how we structure our executive compensation to drive and reward performance, refer to “Executive Compensation.”

Chart Showing Graphical Relationship Between PEOs and Non-PEO NEOs Compensation Actually Paid and TSR

*

“CAP” stands for “Compensation Actually Paid” and is presented in thousands. ** “TSR” stands for “or Total Shareholder Return.” Mr. Bhargava had no compensation reported in the Summary Compensation Table in 2024 or 2023 and thus, is not shown in the graph provided.

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Chart Showing Graphical Relationship Between PEOs and Non-PEO NEOs Compensation Actually Paid and Net Income (Loss)

*	“CAP” stands for “Compensation Actually Paid” and is presented in thousands. Mr. Bhargava had no compensation reported in the Summary Compensation Table in 2024 or 2023 and thus, is not shown in the graph provided.

PROPOSAL NO. 2 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

What Am I Voting On?

It is the responsibility of the Audit Committee to select and retain our independent registered public accounting firm. Our Audit Committee has appointed BDO USA, P.C. (“BDO”) as our independent registered public accounting firm for our fiscal year ending December 31, 2025. Although stockholder ratification of the Audit Committee’s selection of our independent registered public accounting firm is not required by our Bylaws or otherwise, we are submitting the selection of BDO for stockholder ratification so that our stockholders may participate in this important corporate decision. If not ratified, the Audit Committee will reconsider the selection, although the Audit Committee will not be required to select different independent registered public accounting firm for us.

Representatives of BDO will be present at the Annual Meeting and will have an opportunity to make a statement and respond to questions from stockholders submitted prior to the Annual Meeting. See the section entitled “Instructions for the virtual Annual Meeting – Participating in the Virtual Annual Meeting” above for how to submit questions.

Vote Required and Voting Recommendation

The ratification of the appointment of BDO as our independent registered public accounting firm for the year ending December 31, 2025 requires the affirmative vote of a majority of the voting power of the Common Stock present virtually or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will be treated as votes against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

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OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BDO AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2025.

Additional Information Regarding Change of Independent Auditors

Fiscal Year 2025

As reported on our Current Report on Form 8-K, our Audit Committee, on July 11, 2025, following the completion of a competitive process with several independent registered public accounting firms, appointed BDO as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2025.

The audit report of KPMG on the Company’s consolidated financial statements for the fiscal year ended December 31, 2024 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that such audit report contained an explanatory paragraph expressing substantial doubt as to the Company’s ability to continue as a going concern.

During the fiscal year ended December 31, 2024 and the subsequent interim period through July 11, 2025, the date of KPMG’s dismissal, (i) there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of KPMG would have caused KPMG to make reference to the subject matter of the disagreements in its report on the Company’s consolidated financial statements for such year, and (ii) there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K, except that, in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, the Company reported the following material weaknesses in Company’s internal control over financial reporting as of December 31, 2024: (a) the Company’s finance and accounting policies, including those governing revenue recognition, expense recognition, and balance sheet valuation principles and methodologies, have not been fully documented; and (b) the Company did not maintain a sufficient system of internal controls to validate data provided by certain third party service providers including: (1) a third party providing print subscription management services; (2) a third party advertising partner; and (3) a third party providing ad serving services. The Committee discussed with KPMG the reportable event described above, and the Company has authorized KPMG to respond fully to the inquiries of the successor accountant (described below) concerning the reportable event.

During the Company’s fiscal years ended December 31, 2024 and 2023 and in the subsequent interim period through July 11, 2025, neither the Company nor anyone on its behalf consulted with BDO regarding either: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or reportable event as defined in Regulation S-K, Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively.

Fiscal Year 2024

As reported on our Current Report on Form 8-K, dated July 17, 2024, our Audit Committee, on July 11, 2024, following the completion of a competitive process with several independent registered public accounting firms, appointed KPMG as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2024.

On August 19, 2024, when we filed our Quarterly Report on Form 10-Q for the three months ended March 31, 2024, with the SEC, Marcum LLP (“Marcum”) completed its review of our consolidated financial statements for such fiscal quarter, and our retention of Marcum as our independent registered public accounting firm with respect to the audit of our consolidated financial statements ended as of that date as a result of the Audit Committee’s decision to dismiss Marcum in connection with its decision to retain KPMG.

The reports of Marcum on the Company’s consolidated financial statements for the fiscal years ended December 31, 2023 and 2022 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that such audit reports contained in the Company’s Annual Report on Form 10-K for the fiscal years ended December 31, 2023 and 2022 contained an explanatory paragraph expressing substantial doubt as to the Company’s ability to continue as a going concern, and the report of Marcum on the Company’s internal control of financial reporting as of December 31, 2022 expressed an adverse opinion because of the existence of material weaknesses.

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During our fiscal year ended December 31, 2021 and in the subsequent interim period through April 15, 2022, (i) there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with S&G on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of S&G, would have caused S&G to make reference to the subject matter of such disagreement in connection with its reports on the financial statements for such periods, and (ii) there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions), except that, in the Company’s 2022 Annual Report on Form 10-K and 2023 Annual Report on Form 10-K, the Company reported material weaknesses in the Company’s internal control over financial reporting as of December 31, 2022: (i) the Company had inadequate segregation of duties consistent with control objectives related to the Company’s information technology general controls (“ITGCs”), specifically as it relates to change management; and (ii) there was insufficient validation of non-Google impression data provided by certain third party service providers. These material weaknesses were remedied in fiscal 2023 by (i) implementing new permissions and approval requirements in the Company’s change management process in the Company’s systems previously identified with inadequate segregation of duties and (ii) obtaining, reviewing, and mapping a System and Organization Controls - SOC 1 Type 2 report from third party service providers for the effectiveness of third party controls relevant to the Company’s internal control over financial reporting, including validation of impression data, and implementing compensating management controls to further validate non-Google impressions data provided by certain third party service providers. The Committee discussed the subject matter of the reportable event described above with Marcum and remediation thereto. The Committee authorized Marcum to respond fully to inquiries of the successor accountant (described below) concerning the reportable event.

During our two most recent fiscal years ended December 31, 2023 and 2022 and in the subsequent interim period through July 11, 2024, neither we nor anyone on our behalf consulted KPMG regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, in connection with which either a written report or oral advice was provided to us that KPMG concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Audit Fees

The following table sets forth the aggregate fees billed and incurred to both us or our subsidiaries by our independent registered public accounting firm for the years ended December 31, 2024 for professional services by KPMG LLP, our former independent auditors at the time. No fees were incurred by BDO during the years ended December 31, 2024.

Category	2024
Audit Fees(1)	$1,242,000
Audit-related Fees(2)	—
All Other Fees(3)	—
Tax Fees(4)	—
Total Fees	$1,242,000

(1)	“Audit fees” include fees for audit services primarily related to the audit of our annual consolidated financial statements; the review of our quarterly consolidated financial statements; assistance with and review of documents filed with the SEC; services in connection with registration statements filed in 2024; and other accounting and financial reporting consultation and research work billed as audit fees or necessary to comply with the standards of the Public Company Accounting Oversight Board (United States).

(2)	KPMG did not provide any services not disclosed in the table above during 2024.

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(3)	KPMG did not provide any services not disclosed in the table above during 2024.

(4)	“Tax fees” include fees for tax compliance and advice. Tax advice fees encompass a variety of permissible tax services, including technical tax advice related to federal and state income tax matters, assistance with sales tax, and assistance with tax audits. KPMG did not provide any tax services not disclosed in the table above during 2024.

Pre-Approval Policies and Procedures

Our Audit Committee has considered the nature and amount of fees billed by our independent registered public accounting firm and believes that the provision of services for activities to the audit is in compliance with maintaining the independence of our independent registered public accounting firm.

All audit fees are approved by the Audit Committee. The Audit Committee reviews, and in its sole discretion pre-approves, our independent auditor’s annual engagement letter including proposed fees and all audit and non-audit services provided by the independent auditor. Accordingly, all services described under “Audit Fees,” “Audit-related Fees,” “All Other Fees,” and “Tax Fees,” as applicable, were pre-approved by our Audit Committee. The Audit Committee may not engage the independent auditor to perform the non-audit services proscribed by law or regulations.

REPORT OF THE AUDIT COMMITTEE

This report of the Audit Committee is required by the Securities and Exchange Commission (“SEC”) and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (“Securities Act”) or under the Securities Exchange Act of 1934, as amended (“Exchange Act”), except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

Our Audit Committee has reviewed and discussed with our management and BDO, our audited consolidated financial statements for the fiscal year ended December 31, 2024. Our Audit Committee has also discussed with BDO the matters required to be discussed by Auditing Standard No. 1301 adopted by the Public Company Accounting Oversight Board (United States) (“PCAOB”) regarding “Communications with Audit Committees” and the Securities and Exchange Commission.

The Audit Committee has also received and reviewed the written disclosures and the letter from Marcum, KPMG and BDO required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with Marcum, KPMG and BDO its independence from us.

Based on the foregoing, the Audit Committee recommended to our Board that the audited consolidated financial statements for the fiscal year ended December 31, 2024 be included in our Annual Report on Form 10-K.

By: The Audit Committee

H. Hunt Allred (Chair)

Cavitt Randall

Lynn Petersmarck

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OTHER BUSINESS

Our Board is not aware of any other business to be considered or acted upon at the Annual Meeting other than that for which notice is provided in this Proxy Statement and the accompanying notice. In the event any other matters properly come before the Annual Meeting, it is expected that the shares represented by proxy will be voted with respect thereto in accordance with the judgment of the persons voting them.

2024 ANNUAL REPORT ON FORM 10-K

Copies of our Annual Report for fiscal 2024, which contains our Form 10-K for the fiscal year ended December 31, 2024, and consolidated financial statements, as filed with the SEC, have been included with the proxy materials. A copy may be obtained without charge to stockholders upon written request to Investor Relations at the address for our principal offices as set forth in our then-most recent filing with the SEC. In addition, copies of this document, the Annual Report and all other documents filed electronically by us may be reviewed and printed from the SEC’s website at: http://www.sec.gov.

By Order of the Board of Directors,

/s/ Paul Edmondson
Chief Executive Officer
New York, New York
November 19, 2025

33

PROXY CARD

ANNUAL MEETING OF STOCKHOLDERS OF

THE ARENA GROUP HOLDINGS, INC.

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via equiniti.com/us/ast-access to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, proxy statement, proxy card and the Annual Report are available at - **www.astproxyportal.com/ast/26433**

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

20330000000000001000 8 121725

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR ALL NOMINEES" UNDER PROPOSAL 1 AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ H. Hunt Allred
- ○ Cavitt Randall
- ○ Lynn Petersmarck

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. **If no direction is made, this proxy will be voted "FOR ALL NOMINEES" on Proposal 1 and "FOR" Proposal 2.**

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

THE ARENA GROUP HOLDINGS, INC.

PROXY VOTING INSTRUCTIONS

INTERNET - Access **www.voteproxy.com** and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 PM Eastern Time the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit https://meetings.lumiconnect.com/200-480-364-986 (password: agh2025) and be sure to have your control number available.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via equiniti.com/us/ast-access to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, proxy statement, proxy card and the Annual Report are available at - **www.astproxyportal.com/ast/26433**

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

20330000000000001000 8   121725

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR ALL NOMINEES" UNDER PROPOSAL 1 AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ H. Hunt Allred
- ○ Cavitt Randall
- ○ Lynn Petersmarck

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. **If no direction is made, this proxy will be voted "FOR ALL NOMINEES" on Proposal 1 and "FOR" Proposal 2.**

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

THE ARENA GROUP HOLDINGS, INC.

Proxy for Annual Meeting of Stockholders on December 17, 2025, at 12:00 p.m. Eastern Time

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Paul Edmondson and Geoffrey Wait, as attorneys-in-fact and proxies of the undersigned, with full power of substitution and power to act alone, as proxies to vote all the shares of stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of The Arena Group Holdings, Inc., to be held at 12:00 p.m. Eastern Time on December 17, 2025, at https://meetings.lumiconnect.com/200-480-364-986 (password: agh2025), and at any adjournments or postponements thereof, as follows (with discretionary authority as to any and all other matters that may properly come before the meeting):

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR ALL NOMINEES" UNDER PROPOSAL 1 AND "FOR" PROPOSAL 2.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

(Continued and to be signed on the reverse side)

1.1 14475